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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2910

Mosaic Government Money Market Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  September 30

Date of reporting period:  March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

Semi-Annual Report (unaudited)

March 31, 2005

Mosaic Government Money Market

Mosaic Funds
www.mosaicfunds.com

Letter to Shareholders

The six-month period ended March 31, 2005 saw the seven-day yield of Government Money Market rise from 0.96% to 2.14%, as short-term rates moved upward from historic lows. Over the course of this six-month period, the Federal Reserve Board followed three rate increases in the previous annual period with four additional rate increases (.25% on each occasion). The federal funds rate moved from 1.75% at the beginning of this six-month period to 2.75% at the end of the period. Money market rates and the Federal Funds rate are closely linked, with Fed rate moves rapidly reflected in the yield of money market funds. In addition to these raises, the Federal Reserve has announced their intent to "normalize" rates over time, a position which suggests additional increases above their March 31, 2005 level.

Market Overview

As we entered this semi-annual period, in the fall of 2004, the economy was well past the recession of 2001 and 2002, and deep enough into recovery to produce doubts about its continuance. This was reflected in stock market returns, which were robust in 2003 and solid in 2004, but shaky in early 2005. And it's true that the expansion was running into headwinds, particularly the steady ramp-up in Fed rates, mixed economic news, and growing indications of inflation—most prominently displayed in soaring energy prices.

On the other hand, consumer spending seemed to be a reliable strength, and the housing market was a bright spot throughout the period. Housing activity was fueled by low mortgage rates, which seemed, uncharacteristically, unfazed by the Federal Reserve's unrelenting rate increases. In fact, longer-term bonds were amazingly resilient, as foreign buyers stepped up and poured record amounts of capital into both government and corporate issuances.

Outlook

The tension in the bond market between inflationary pressures and Fed rate increases, and the lack of movement in longer-term rates is not a primary concern for money market investors. Instead, the key factor in money market rates is the Fed's disposition, which is clearly in favor of higher rates ahead. We believe that the Fed is likely to persist in its path to neutral monetary policy, with an endpoint in the 3% to 4% range. More aggressive rate increases could unfold if the labor markets heat up, or if inflation pressures flare in the first half of 2005.

With money market rates having doubled over the past six months, the stock market in a difficult period, and the bond market looking risky, the attraction of holding short-term government and government agency notes is quite clear, especially when you add geo-political uncertainties into the equation. We continue to manage Government Money Market to produce the best possible returns while maintaining the low risk that we believe is a chief attraction to our investors. Thank you for your continued confidence in the fund.

Sincerely,

(signature)

Christopher W. Nisbet, CFA
Fixed Income Manager

Mosaic Government Money Market   March 31, 2005

Statement of Net Assets (unaudited)

	PRINCIPAL AMOUNT	VALUE
US GOVERNMENT AGENCY OBLIGATIONS: 105.9% of net assets

Federal Home Loan Bank, 2.564% 4/27/05	$1,750,000	$1,746,642
Federal Home Loan Bank, 2.65% 5/17/05	1,500,000	1,494,916
Federal Home Loan Bank, 2.70% 5/27/07	1,250,000	1,244,800
Freddie Mac, 2.45%, 4/5/05	2,000,000	1,999,292
Freddie Mac, 2.55%, 4/20/05	1,650,000	1,647,775
Freddie Mac, 2.60%, 4/25/05	1,750,000	1,746,963
Freddie Mac, 2.70%, 5/05/05	2,000,000	1,994,896
Freddie Mac, 2.625%, 5/10/05	1,250,000	1,246,439
Freddie Mac, 2.71%, 5/24/05	1,500,000	1,494,007
Freddie Mac, 2.80%, 5/31/05	1,300,000	1,293,926
Freddie Mac, 2.86%, 6/14/05	1,000,000	994,117
Fannie Mae, 2.467%, 4/1/05	1,500,000	1,500,000
Fannie Mae, 2.50%, 4/06/05	1,500,000	1,499,478
Fannie Mae, 2.58%, 4/11/05	1,300,000	1,299,067
Fannie Mae, 2.54%, 4/13/05	2,000,000	1,998,153
Fannie Mae, 2.61%, 4/18/05	1,000,000	998,766
Fannie Mae, 2.73%, 5/02/05	1,250,000	1,247,061
Fannie Mae, 2.62%, 5/04/05	1,750,000	1,745,611
Fannie Mae, 2.76%, 5/16/05	1,000,000	996,546
Fannie Mae, 2.67%, 5/18/05	1,000,000	996,509
Fannie Mae, 2.78%, 5/25/05	1,250,000	1,245,017
Fannie Mae, 2.85%, 6/08/05	1,500,000	1,491,918
Fannie Mae, 2.76%, 6/13/05	1,000,000	994,395
Fannie Mae, 2.885%, 6/15/05	1,300,000	1,292,181
Fannie Mae, 2.95%, 6/22/05	1,500,000	1,489,917
Fannie Mae, 2.92%, 7/05/05	1,000,000	992,289

TOTAL U.S. GOVERNMENTAGENCY OBLIGATIONS (Cost $36,690,681)		$36,690,681

REPURCHASE AGREEMENT: 1.1% of net assets With Morgan Stanley and Company issued 3/31/05 at 2.40%, due 4/01/05, collateralized by $392,639 in United States Treasury Notes due 11/15/10. Proceeds at maturity are $383,011 (Cost $383,000).		383,000

TOTAL INVESTMENTS: (Cost $37,073,681)		$37,073,681

LIABILITIES LESS CASH AND RECEIVABLES: (7.0)% of net assets		(2,412,103)

NET ASSETS: 100%		$34,661,578

CAPITAL SHARES OUTSTANDING		34,661,661
An unlimited number of capital shares, without par value, are authorized. (Note 6)

NET ASSET VALUE PER SHARE		$1.00

Statement of Operations (unaudited)

For the period ended March 31, 2005

INVESTMENT INCOME (Note 1)
Interest income	$412,613

EXPENSES (Notes 3 and 4)
Investment advisory fees	93,418
Other expenses:
Service agreement fees	65,476
Independent trustee and auditor fees	4,986
Total other expenses	70,462
Expenses waived	(46,649)
Total expenses	117,231

NET INVESTMENT INCOME	$295,382

TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$295,382

Statements of Changes in Net Assets

	Six-Months Ended March 31,2005	Year Ended Sept. 30, 2004
	(unaudited)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$295,382	195,570

DISTRIBUTION TO SHAREHOLDERS
From net investment income	(295,382)	(195,570)

CAPITAL SHARE TRANSACTIONS (Note 5)	(3,025,346)	(1,544,200)

TOTAL INCREASE IN NET ASSETS	(3,025,346)	(1,544,200)

NET ASSETS
Beginning of period	$37,686,924	$39,231,124
End of period	$34,661,578	$37,686,924

Financial Highlights

Selected data for a share outstanding for the periods indicated.

	(unaudited) Six-Months Ended March 31,	Year Ended September 30,
	2005	2004	2003	2002	2001
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.01	0.01	0.01	0.04
Less distributions from net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.80	0.52	0.59	1.02	4.30
Ratios and supplemental data
Net assets, end of period (thousands)	$34,662	$37,687	$39,231	$38,311	$42,413
Ratio of expenses to average net assets before fee waiver (%)	0.87	0.88	0.88	0.88	0.88
Ratio of expenses to average net assets after fee waiver[1] (%)	0.63	0.63	0.68	--	--
Ratio of net investment income to average net assets before fee waiver (%)	1.33	0.27	0.38	1.02	4.21
Ratio of net investment income to average net assets after fee waiver[1] (%)	1.57	0.52	0.58	--	--

1See Note 3 to the Financial Statements.

Notes to Financial Statements

1. Summary of Significant Accounting Policies. Mosaic Government Money Market (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, diversified investment management company. The Fund invests solely in securities issued by the U.S. Government or any of its agencies or instrumentalities or in repurchase agreements backed by such securities. Because the Fund is 100% no-load, its shares are offered and redeemed at the net asset value per share.

Securities Valuation: The Fund uses the amortized cost method of valuation whereby portfolio securities are valued at acquisition cost as adjusted for amortization of premium or accretion of discount.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security using the effective interest method.

Distribution of Income: Net investment income, determined as gross investment income less total expenses, is declared as a dividend each business day. Dividends are distributed to shareholders or reinvested in additional shares as of the close of business at the end of each month. Distributions paid during the years ended September 30, 2004 and 2003 were identical for book purposes and tax purposes.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held in safekeeping by the Fund's custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safe-keeping with the Fund's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. The Fund has approximately a 1.2% interest in the consolidated repurchase agreement of $30,656,000 collateralized by $31,269,120 in United States Treasury Notes. Proceeds at maturity are $30,658,129.

3. Investment Advisory Fee and Other Transactions with Affiliates. The Investment Advisor to the Fund, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (the "Advisor"), earns an advisory fee equal to 0.5% per annum of the average net assets of the Fund. The fee is accrued daily and paid monthly. Since December 9, 2002, the Advisor has been irrevocably waiving 0.25% of this fee for the Fund. For the six-months ended March 31, 2005, the waived amount was  $46,649. This waiver may end at any time.

The Advisor will reimburse the Fund for the amount of any expenses of the Fund (less certain expenses) that exceed 1.5% per annum of the average net assets of the Fund up to $40 million and 1% per annum of such amount in excess of $40 million. No amounts were reimbursed to the Fund by the Advisor for the six-months ended March 31, 2005.

4. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for the Fund to have all other necessary operational and support services for a fee based on a percentage of average net assets, other than the expenses of the Fund's Independent Trustees and auditor ("Independent Service Providers") which are paid directly based on cost. Through six-months ended March 31, 2005, this services fee was 0.35%. The Fund paid $4,986 directly for Independent Service Provider fees for the period.

5. Fund Expenses.

Example: This Example is intended to help you understand your costs (in dollars) of investing in the Fund and to compare these costs with the costs of investing in other mutual funds. See footnotes 3 and 4 above for an explanation of the types of costs charged by the funds.

This Example is based on an investment of $1,000 invested on October 1, 2004 and held for the six months ended March 31, 2005.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,500 ending account valued divided by $1,000 = 8.5), then multiply the result by the number under the heading entitled "Expenses Paid During the Period."

Based on Actual Total Return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3]
Government Money Market	0.80%	$1,000.00	$1,007.96	0.63%	$3.13

[1]For the six months ended March 31, 2005.

[2]Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value.

[3]Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Based on Hypothetical Total Return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[2]	Expenses Paid During the Period[2]
Government Money Market	5.00%	$1,000.00	$1,025.16	0.63%	$3.15
[1]For the six months ended March 31, 2005.

[2]Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares (in dollars and shares) were as follows:

	(unaudited) Period Ended March 31, 2005	Year Ended September 30, 2004
Shares sold	$8,302,879	$15,700,273
Shares issued in reinvestment of dividends	282,672	190,160
Total shares issued	8,585,551	15,890,433
Shares redeemed	11,610,897	(17,434,633)
Net decrease	$(3,025,346)	$(1,544,200)

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund only invests in non-voting securities. Nevertheless, the Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund's portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. Beginning next year, the Trust's proxy voting policies may also be obtained by visiting the Securities and Exchange Commission web site at www.sec.gov. The Trust will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Form N-Q and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102. Finally, you may call Mosaic at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-2910

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Government Money Market Trust

By: (signature)

W. Richard Mason, Secretary

Date: May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: May 23, 2005

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: May 23, 2005